EVENTS AFTER THE REPORTING DATE	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
EVENTS AFTER THE REPORTING DATE
NOTE 16:-	EVENTS AFTER THE REPORTING DATE

1.
On January 4, 2016, the Israeli Parliament's Plenum approved by a second and third reading the Bill for Amending the Income Tax Ordinance (No. 217) (Reduction of Corporate Tax Rate), 2015, which consists of the reduction of the corporate tax rate from 26.5% to 25%.

The deferred tax balances included in the financial statements as of December 31, 2015 are calculated according to the tax rates that were in effect as of the reporting date and do not take into account the potential effects of the reduction in the tax rate. Said effects will be included in the financial statements that will be issued starting from the date on which the new tax rate is substantially enacted, namely in the first quarter of 2016.

The Company estimates that the effect of the change in tax rates will result in a decrease in deferred tax balances as of December 31, 2015 in immaterial amounts.

2.	On March 16, 2016, the Company prevailed in its patent infringement lawsuit against F5 Networks, Inc. in the Northern District of California and was awarded $6.4 million in damages.

3.
On April 4, 2016, F5 filed suit in the United States District Court for the Western District of Washington, alleging infringement of U.S. Patents relating to the Company’s ADC and WAF products.  The Company denies that it has infringed any valid claims of the asserted patents.  The Company intends to continue to vigorously oppose Plaintiff’s claims. However, since the litigation is still in a preliminary stage, the Company’s management, based on its legal advisors, cannot estimate what impact, if any, the litigation may have on its results of operations, financial condition or cash flows.